UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: March 10, 2023

(Date of earliest event reported: March 6, 2023)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11178	Revlon, Inc.	13-3662955
Delaware
55 Water Street
New York, New York, 10041
212-527-4000

33-59650	Revlon Consumer Products Corporation	13-3662953
Delaware
55 Water Street
New York, New York, 10041
212-527-4000

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REVRQ	*
Revlon Consumer Products Corporation	None	N/A	N/A

Indicate by check mark whether each registrant is an "emerging growth company" as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) in Rule 12b-2 of the Exchange Act.

* Revlon, Inc.’s Class A Common Stock began trading exclusively on the over-the-counter market on October 21, 2022 under the symbol REVRQ.

Emerging Growth Company
Revlon, Inc.	☐
Revlon Consumer Products Corporation	☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on June 15, 2022 (the “Petition Date”), Revlon, Inc. (“Revlon”) and certain subsidiaries, including Revlon Consumer Products Corporation (“Products Corporation” and together with Revlon, the “Company”) (the chapter 11 filing entities collectively, the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The cases (the “Chapter 11 Cases”) are being administered under the caption In re Revlon, Inc., et al. (Case No. 22-10760 (DSJ)). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Amendment to DIP Emergence Milestone

In connection with the Chapter 11 Cases, Revlon, Products Corporation and certain of Revlon’s direct and indirect subsidiaries entered into (i) the Super-Priority Senior Secured Debtor-in-Possession Asset-Based Credit Agreement, dated June 30, 2022, by and among Products Corporation, as the Borrower, Revlon, as Holdings, the lenders party thereto and MidCap Funding IV Trust, as Administrative Agent and Collateral Agent (the “DIP ABL Credit Agreement”) and (ii) the Super-Priority Senior Secured Debtor-in-Possession Credit Agreement, dated as of June 17, 2022, by and among Products Corporation, as the Borrower, Revlon, as Holdings, the lenders party thereto and Jefferies Finance LLC, as Administrative Agent and Collateral Agent (the “DIP Term Loan Credit Agreement” and together with the DIP ABL Credit Agreement, the “DIP Credit Agreements”).

On March 6, 2023, the Debtors amended (i) Section 6.20(h) of the DIP ABL Credit Agreement and (ii) Section 6.17(h) of the DIP Term Loan Credit Agreement to extend the required milestone date (such milestone date, the “DIP Emergence Milestone Date”) for occurrence of the Plan Effective Date (as defined in the DIP ABL Credit Agreement and the DIP Term Loan Credit Agreement) from April 18, 2023 to April 28, 2023.

Amendment to Backstop Commitment Agreement

Also, as previously disclosed, on February 21, 2023, the Debtors entered into the amended and restated backstop commitment agreement (the “BCA”) with certain of its lenders under the previously disclosed Restructuring Support Agreement (collectively, the “Equity Commitment Parties”), pursuant to which each of the Equity Commitment Parties has agreed to backstop, severally and not jointly and subject to the terms and conditions in the Backstop Commitment Agreement, the $670 million equity rights offering.

On March 9, 2023, the Debtors amended (i) Section 10.3(f) of the BCA and (ii) Section 10.4(e) of the BCA to extend the Closing Date (as defined in the BCA) termination event thereunder from April 18, 2023 to April 28, 2023.

Amendment to Debt Commitment Letter

Also, as previously disclosed, on January 17, 2023, the Debtors entered into the $200,000,000 Incremental New Money Facility Backstop Commitment Letter (as amended and restated from time to time, the “Debt Commitment Letter”) with the debt commitment parties thereto (the “Debt Commitment Parties”), pursuant to which the Debt Commitment Parties committed to fund up to $200 million in net cash proceeds to the Debtors in connection with a new senior secured first lien term loan facility upon emergence from the Chapter 11 Cases.

On March 9, 2023, the Debtors amended (i) Section 7(a) of the Debt Commitment Letter and (ii) Section 7(b) of the Debt Commitment Letter to extend the Expiration Date (as defined in the Debt Commitment Letter) termination event thereunder from April 18, 2023 to April 28, 2023.

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Cautionary Statement Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K are “forward-looking statements” made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the bankruptcy petitions, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the bankruptcy petitions, the effects of the bankruptcy petitions on the Company and on the interests of various constituents, Bankruptcy Court rulings on the bankruptcy petitions and the outcome of the bankruptcy petitions in general, the length of time the Company will operate under the bankruptcy petitions, risks associated with third-party motions in the bankruptcy petitions, the potential adverse effects of the bankruptcy petitions on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of our debt obligations; trading price and volatility of the Company’s Class A common stock as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2023

REVLON, INC.

By:	/s/ Andrew Kidd
Name: Andrew Kidd
Title: Executive Vice President, General Counsel

REVLON CONSUMER PRODUCTS CORPORATION

By:	/s/ Andrew Kidd
Name: Andrew Kidd
Title: Executive Vice President, General Counsel

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